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                      SECURITIES AND EXCHANGE COMMISSION
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                               Washington, D.C.
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                                   FORM 8-K
                                   --------

                                CURRENT REPORT
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                       Securities Exchange Act of 1934
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Date of Report (date of earliest event reported) August 30, 1996
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                            PictureTel Corporation
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               (Exact name of registrant specified in charter)


   DELAWARE                1-9434                 04-2835972
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(State or other          (Commission            (IRS Employer
jurisdiction             File Numbers)      Identification Number)
of incorporation)

                    100 Minuteman Road, Andover, MA 01810
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                   (Address of principal executive offices)


Registrant's telephone number, including area code (508) 292-5000
                                                   -----------------------

222 Rosewood Drive, Danvers, MA 01923
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  (Former name or former address, if changed since last report)
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Item 5. Other Events
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        Khoa Nguyen resigned as Vice President and Chief Technical Officer as of August 30, 1996 to pursue other interests.
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                                  SIGNATURES


        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PictureTel Corporation
                                             (Registrant)



                                        By /s/ Les B. Strauss
                                           --------------------------
                                           Les B. Strauss
                                           Vice President, Finance and Chief
                                           Financial Officer



                                        Date: September 20, 1996